INVESTOR PRESENTATION MARCH 2020

Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, pandemic or outbreak of infectious disease, the impact of recent or proposed changes in tax laws and regulations that affect master limited partnerships, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Holly Energy Partners (NYSE: HEP) 2

Holly Energy Partners A system of petroleum product and crude Consistent Distribution Despite Crude Price pipelines, storage tanks, distribution Volatility terminals, loading racks and processing Distribution $/LP Unit WTI Price $0.80 $160 units located at or near HFC’s refining DPU* assets in high growth markets WTI • Revenues are nearly 100% fee-based with de minimus commodity risk $0.60 $120 • Customer base consisting of refining companies (contracts not with E&Ps) • Minimum Volume Commitments comprise 70% of total revenue $0.40 $80 • Substantially all MVC revenues tied to PPI and/or FERC • IDR simplification transaction completed in 2017 $0.20 $40 Financial Guidance & Targets: • Expect to maintain annual distribution of $2.69 per LP unit in 2020 $0.00 $0 • Target distribution coverage at or above 1.0x • Target leverage of 4.0x 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Holly Energy Partners (NYSE: HEP) 3

Minimum Volume Commitments MVCs as % of Total Revenue1 MVC Contract Renewal Schedule $100 $90 Non-MVC $80 30% $70 HFC $60 65% $50 $40 $30 3rd Party 5% Revenue (in $ millions) $20 $10 $0 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 HFC 3rd Party Inflation Escalators as % of Total Revenue1 MVC Contract Profile Other 5% . 10-15 years = typical contract lengths with HFC FERC . 30% 6 years = weighted-average remaining contract duration . 2022 = next notable 3rd Party renewal on UNEV Pipeline (UNEV 3rd Party = 3% of 2019 Total Revenue) PPI . 80% of MVC contracts expire 2024 or later 65% Holly Energy Partners (NYSE: HEP) 1) Based on 2019 total revenue of $533 million 4

HollyFrontier and Holly Energy Partners Footprint Holly Energy Partners (NYSE: HEP) 5

HollyFrontier Business Segment Highlights

HOLLY ENERGY PARTNERS



REFINING

- Inland merchant refiner
- 5 refineries in the Mid Continent, Southwest and Rockies regions
- Flexible refining system with fleet wide discount to WTI
- Premium niche product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Disciplined capital structure & allocation



MIDSTREAM

- Operate crude and product pipelines, loading racks, terminals and tanks in and around HFC's refining assets
- HFC owns 57% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Over 70% of revenues tied to long term contracts and minimum volume commitments



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 barrels per day of production capacity
- Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada Lubricants, Sonneborn, Red Giant Oil and HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; and the Netherlands
- HollyFrontier Lubricants & Specialty Products is one of the largest North American white oil and group III base oil producer

Holly Energy Partners (NYSE: HEP)

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HEP Ownership Structure Eliminated IDRs in 2017 to simplify structure HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC PUBLIC SERVICES, L.L.C. Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $866.0M Value2 45.8mm HEP units1 43% LP Interest $666.5M Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) Holly Energy Partners (NYSE: HEP) 1) Unit Count as of December 31, 2019 7 2) Based on HEP unit closing price on March 10, 2020

Distributable Cash Flow / LP Unit Since Inception DCF/LP Unit Distributable Cash Flow per LP Unit1 $4.00 $3.65 $3.46 $3.50 $3.36 $2.94 $3.00 $2.75 $2.57 $2.52 $2.52 $2.50 $2.20 $2.06 $1.98 $2.00 $1.85 $1.47 $1.58 $1.35 $1.50 $1.00 $0.50 $- 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 LP Units Outstanding 30.8 32.2 32.2 32.6 36.6 44.2 45.7 55.7 58.2 58.7 58.7 59.9 70.3 105.0 105.4 (in millions) 2013: public offering of HEP common units 2017: IDR simplification 2018: private offering of HEP common units Holly Energy Partners (NYSE: HEP) 1) LP units outstanding are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on 8 distributable cash flow earned during the period.

Historical Leverage and Coverage Ratios Leverage Ratio 6.0x 5.1 5.0x 4.5 4.5 . 4.2 4.3 4.1 4.3 4.1 Conservative annual capital need 3.6 3.9 4.0 4.0 4.1 4.0x allows for modest leverage 3.3 2.7 3.0x 2.0x . Averaged 4.0x leverage since 1.0x 2005 0.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 Coverage Ratio 1.4x 1.2 1.2 1.2 1.2x 1.1 1.1 1.1 1.1 1.1 1.1 1.1 . Majority of contracts tied to MVCs 1.0 1.0 1.0 1.0 1.0 1.0x allow for lower coverage 0.8x 0.6x . Maintained average 1.1x since 0.4x 2005 0.2x 0.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 Holly Energy Partners (NYSE: HEP) 9

HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth


MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
Tulsa interconnect pipelines (Aug 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
Crude gathering system expansion (2014)
HFC dropdown of El Dorado processing units (Nov 2015)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
50% JV with Plains for Cheyenne pipeline (June 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)
Constructed Orla Truck Rack (Jan 2019)
50% JV with Plains for Cushing Connect pipeline and Cushing terminal (October 2019)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Holly Energy Partners (NYSE: HEP)
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HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint to capitalize on current geographic region and/or acquire new assets / commercial opportunities businesses . Replace incumbent HFC service . Contractual PPI/FERC providers with HEP . Target high tax basis assets escalators with durable cash flow . Leverage HFC refining and characteristics that also add to . Replace incumbent HFC commercial footprint HFC EBITDA service providers with HEP . Participate in expected MLP sector consolidation Example: Orla Truck Rack Example: Cushing Connect JV Example: El Dorado Processing Unit Holly Energy Partners (NYSE: HEP) 11

Cushing Connect Joint Venture

HOLLY ENERGY PARTNERS

Asset Description

- HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of:
  - New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa
  - 1.5 million barrels of crude storage in Cushing
- Terminal anticipated in-service 2Q2020
- Pipeline anticipated in-service 1Q2021

Deal Highlights

- JV estimated total capital of $130 million with expected initial EBITDA[1] multiple of 8x-9x.
- HEP to build and operate pipeline, PAA to build terminal connections and operate terminal
- Pro-forma leverage of 4.05x, expected to be DCF[1] accretive in 2021
- HFC entered into 15 year minimum volume commitment of 100 KBPD with HEP, which will commence upon completion of pipeline

Strategic Rationale

- Generates HEP growth while providing long term control of a strategic asset
- Insources HFC's logistics spend to HEP
- New pipeline provides capability to supply 100% of HFC's Tulsa Refinery crude throughput


HFC El Dorado Refinery
Crude Capacity
160 KBPD
Osage Pipeline JV
HFC Tulsa Refinery
Crude Capacity
140 KBPD
Plains Cushing Terminal System
Cushing Connect Pipeline JV

1) See definition page in appendix

Holly Energy Partners (NYSE: HEP)

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Organic Growth Crude system expansion benefits both HEP and HFC • HEP owns and operates over 800 miles of crude gathering pipelines in the Permian Basin Crude Gathering Volume Growth 150 125 ) (KBPD 100 Per Day Day Per 75 ThousandBarrels 50 25 2011 2012 2013 2014 2015 2016 2017 2018 2019 Holly Energy Partners (NYSE: HEP) 13

HEP Capital Budget 2020 Capex Budget $58-69mm Turnarounds $5-7mm Maintenance $8-12mm Expansion/JV Investment $45-50 Holly Energy Partners (NYSE: HEP) 14

HEP Financial Strength HEP Capital Structure ($ millions) 12/31/2019 Credit Ratings HEP Corporate Revolver Capacity (matures 7/2022) $ 1,400 . S&P BB+ Revolver Borrowings $ (966) . Moody’s Ba2 Revolver Availability $ 435 HFC Corporate Investment Grade Ratings . S&P BBB- Total LiquidityReimbursable $ 448 . Moody’s Baa3 $15-20mm . Fitch BBB- 6.00% Senior Notes due 2024* $ 500 *strong parent credit rating that Revolver Borrowings Expansion $ 966 represents significant revenues for HEP Maintenance $40-50mm Total HEP$10 Debt-15mm $ 1,466 Adjusted TTM EBITDA $ 359 Debt/TTM EBITDA 4.1x *February 2020, redeemed 6% senior notes due 2024 and issued 5% senior notes due 2028 Holly Energy Partners (NYSE: HEP) 15

HFC Environmental, Social, and Governance (ESG)

HOLLY ENERGY PARTNERS

Environmental

33% reduction in NO_X, SO_2, CO, $PM_{2.5}$ and VOC emissions since 2011

- Investments in reverse osmosis water conservation at Navajo refinery
- Wetland cultivation and conservation at El Dorado refinery
- Converting waste to energy at Tulsa refinery
- PCLI became first white oils, specialty base oils and lubricants refiner and manufacturer in the world to achieve newest International Organization of Standardization (ISO) 14001:2015 environmental certification

Reduction in GHG emissions

- Investment in Renewable Diesel Project in Artesia, New Mexico to produce cleaner burning fuel with 50% lower GHG emissions than conventional diesel

Social

20% reduction in Tier 1 & 2 process safety incidents vs 2017

- Annual Corporate Citizenship Report highlighting ESG efforts
- "Goal Zero" policy has helped deliver >50% accident rate reduction

"One HFC Culture" program instilled at every level with focus and commitment to safety, integrity, teamwork, and ownership

- Active volunteering and philanthropic involvement in communities where we operate
- Commitment to creating a diverse workforce

Governance

Board leadership provides significant industry expertise, alongside diverse business, financial and EHS expertise

- Environmental, Health, Safety, and Public Policy Committee at Board level
- 9 of 10 directors independent, including chair
- 2 female board members
- Long standing commitment to ethical behavior is inherently tied to how we do business
- Code of Business Conduct and Ethics among governing principles

Executive compensation strongly aligned with shareholders and long-term performance

- ROCE, TSR, Operational Efficiency, and Safety drive performance pay

Holly Energy Partners (NYSE: HEP)

** Please see HFC 2018 Corporate Citizenship Report for additional ESG related information. https://www.hollyfrontier.com/Citizenship/default.aspx*

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Appendix Holly Energy Partners (NYSE: HEP) 17

HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. . Approximately 3,400 miles of crude oil and petroleum product pipelines . Approximately 15 million barrels of refined product and crude oil storage with 8 terminals and 7 loading rack facilities in 9 western and mid-continent states . Refinery processing units in Woods Cross, Utah and El Dorado, Kansas . 75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market . 50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming. . 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135- mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas . 50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma Holly Energy Partners (NYSE: HEP) 18

Contract Renewal Schedule 2020 MVC (revenue $ in millions) MVC as % of 2019 Renewal Year HFC MVC 3rd Party MVC2 Total MVC Tariff Total Revenue1 2020 $0 $4 $4 PPI (84%), FERC (9%) 1% 2021 4 0 4 FERC 1% 2022 22 12 34 PPI (5%), FERC (93%) 6% 2023 36 0 36 PPI (88%), FERC (10%) 7% 2024 89 0 89 PPI (89%), FERC (11%) 17% 2025 6 11 17 PPI 3% 2026 60 0 60 PPI 11% 2028 1 0 1 PPI 0% 2029 52 0 52 PPI 10% 2030 16 0 16 PPI 3% 2031 61 0 61 PPI 11% 2036 1 0 1 PPI 0% $348 $27 $375 70% Holly Energy Partners (NYSE: HEP) 1. Per HEP 2019 10-K ($533 million) 19 2. Reflects minimum revenues leased on Delek partial renewal

Definitions KBPD: Thousand barrels per day CAGR: The compound annual growth rate is calculated by dividing the ending value by NON GAAP MEASUREMENTS: We report certain financial measures that are not the beginning value, raise the result to the power of one divided by the period length, prescribed or authorized by U. S. generally accepted accounting principles and subtract one from the subsequent result. CAGR is the mean annual growth rate of ("GAAP"). We discuss management's reasons for reporting these non-GAAP an investment over a specified period of time longer than one year. measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based measures are not alternatives to revenue, operating income, income from upon GAAP. However, the amounts included in the calculation are derived from continuing operations, net income, or any other comparable operating measure amounts separately presented in our consolidated financial statements, with the prescribed by GAAP. In addition, these non-GAAP financial measures may be exception of excess cash flows over earnings of SLC Pipeline, maintenance capital calculated and/or presented differently than measures with the same or similar expenditures and distributable cash flow from discontinued operations. Distributable names that are reported by other companies, and as a result, the non-GAAP cash flow should not be considered in isolation or as an alternative to net income or measures we report may not be comparable to those reported by others. operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow for the past five years is reconciled to net income in footnote 3 to the table in "Item 6. Selected Financial Data" of HEP's 2019 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past five years is reconciled to net income in footnote 2 to the table in “Item 6. Selected Financial Data” of HEP’s 2019 10-K. Holly Energy Partners (NYSE: HEP) 20